Prospectus supplement dated August 19, 2015
to the following prospectus(es):
BOA CVUL (NLAIC) prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) Effective July 1, 2015, Wells Capital Management (WellsCap), along with the rest of the Asset Management Division of Wells Fargo, rebranded under one name and logo: Wells Fargo Asset Management. This change was made strictly to unify and utilize the recognizable brand identity of Wells Fargo. No other changes are made, materially or otherwise, to WellsCap or to the underlying subaccounts in the product to which WellsCap is a subadviser.
2) On June 24, 2015, the Board of Trustees of Neuberger Berman Advisers Management Trust approved a Plan of Reorganization of Neuberger Berman Advisers Management Trust - AMT Growth Portfolio (“Target Fund 1”) and Neuberger Berman Advisers Management Trust - Small Cap Growth Portfolio (“Target Fund 2”) into Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio (the “Surviving Fund”). The merger is expected to occur on or about November 6, 2015 (the “Merging Date”). Effective on or about November 4, 2015 (the “Closing Date”), the Target Funds will no longer be available to receive transfers or new purchase/premium payments. After the Merging Date, the Target Funds will be dissolved. Any allocations made to the Target Funds will be automatically allocated to the Surviving Fund, subject to availability. As such, the following changes apply to the contract/policy:
•	Effective on the Closing Date, the Surviving Fund, S Class is added as an investment option under the contract/policy, and the following disclosure is added to Appendix A: Subaccount Information:
Neuberger Berman Advisers Management Trust - AMT Mid-Cap Growth Portfolio: S Class Shares
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	The Fund seeks growth of capital.
•	Effective on the Merging Date, any and all references in the prospectus to Target Fund 1 are deleted and replaced with the Surviving Fund, I Class.
•	Effective on the Merging Date, any and all references in the prospectus to Target Fund 2 are deleted and replaced with the Surviving Fund, S Class.
•	Effective on the Merging Date, any and all allocations to Target Fund 1 or Target Fund 2 are transferred to the appropriate class of the Surviving Fund.
•	The Surviving Fund, I Class is only available as an investment option to contracts/policies issued prior to May 1, 2004.
•	The Surviving Fund, S Class is no longer available to receive transfers or new purchase/premium payments effective November 6, 2015.
GWP-0558